(6) Net Loss Per Common Share: Earnings per share (Policies)	3 Months Ended
Dec. 31, 2013
Policies
Earnings per share

Basic net loss per common share ("Basic EPS") is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period.

Diluted net loss per common share ("Diluted EPS") is computed by dividing net loss attributable to common shareholders by the sum of the weighted-average number of common shares outstanding and the weighted-average dilutive common share equivalents outstanding.  The computation of Diluted EPS does not assume exercise or conversion of securities that would have an anti-dilutive effect.